Income taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income taxes

NOTE 11: INCOME TAXES

Prior to our IPO on April 14, 2014, we operated primarily as limited liability companies treated as partnerships for U.S. federal income tax purposes, REIT entities, and taxable entities. As a result, we were not subject to U.S. federal and most state income taxes for our limited liability companies and our REIT entities. Our partnership and REIT status terminated in connection with the IPO, as the La Quinta Predecessor Entities were contributed to Holdings, a “C” corporation, the shares of capital stock held by third-party shareholders of our REIT entities were redeemed for cash totaling approximately $3.9 million, and our REITs were converted into limited liability companies. As a result of these transactions, we have become subject to additional entity-level taxes and, during the second quarter, we recorded a one-time net deferred tax expense of $321.1 million, which established the associated net deferred tax liability on our balance sheet, and reflects the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases at the estimated blended statutory U.S. federal and state income tax rate of 38.1%. More specifically, this initial deferred tax expense is primarily driven by (1) the recognition of additional deferred tax liabilities totaling approximately $462.3 million which are primarily related to differences between the book and tax basis for our fixed and intangible assets and related depreciation and (2) the recognition of additional deferred tax assets totaling approximately $141.2 million which are primarily related to the expected realization of federal net operating loss carryforwards.

The Company recorded a provision for federal, state and foreign income taxes of approximately $16.1 million for the three months ended September 30, 2014, excluding the effect of the one-time recognition of the net deferred tax liabilities upon C-corporation conversion, and approximately $1.0 million for the three months ended September 30, 2013. For the nine months ended September 30, 2014 the Company recorded a provision for federal, state and foreign income taxes of approximately $21.9 million, excluding the effect of the recognition of the one-time net deferred tax liabilities upon C-corporation conversion, and approximately $2.5 million for the nine months ended September 30, 2013. The provisions for the three and nine month periods ended September 30, 2014 reflect the impacts of a loss in the pre-IPO period for which no tax benefit has been recorded as well as certain equity compensation charges that are not deductible for income tax purposes, as applicable.

Note 12. Income taxes

Each of the Holdcos is a limited liability company that is treated as a partnership for federal income tax purposes and, as such, is not subject to federal and most state income taxes. Accordingly, no federal or state income taxes (with the exception described in the following paragraphs) have been recorded in the accompanying combined financial statements. For federal and state income tax purposes, the operating results of each of the Holdcos are reportable by their respective members.

Certain of our subsidiaries have elected to be treated as REITs for federal income tax purposes under the United States Internal Revenue Code. To qualify as REITs, these subsidiaries must meet all of the required organizational and operational requirements, including a requirement that the REIT distribute at least 90% of its regular taxable income to its shareholders as dividends eligible for the dividends paid deduction. The REIT subsidiaries intend to adhere to these requirements. If the REIT subsidiaries fail to qualify as REITs in any taxable year, they would be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and might not qualify as REITs for the four subsequent taxable years. For this reason, one of our REITs formed taxable subsidiaries to hold certain assets that could otherwise adversely affect its REIT status. These taxable subsidiaries are subject to federal and state income taxes.

LQM is a limited liability company, which is not subject to federal income taxes. For federal income tax purposes, the operating results of LQM are reportable by LQM’s members.

For financial reporting purposes, the combined income tax expense is based on combined reported financial accounting income or loss before non-controlling interests and income taxes.

The components of our income tax provision are as follows:

(In thousands)	2013	2012	2011

Current provision:
Federal	$874	$812	$182
State(1).	2,543	1,940	2,187
Foreign	205	497	—

Total current	3,622	3,249	2,369

Deferred provision:
Federal	(34)	(43)	(7)
State	77	77	74

Total deferred	43	34	67

Total provision for income taxes	$3,665	$3,283	$2,436

(1)	The State current provision contains approximately $67,000, $148,000 and $140,000 included in gain (loss) on discontinued operations for the years ended December 31, 2013, 2012 and 2011.

Deferred tax assets and liabilities reflect the temporary differences between the carrying amounts of our combined assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes.

Significant components of our combined deferred tax assets and liabilities are as follows:

(In thousands)	2013	2012

Current deferred tax assets (liabilities):
Accrued liabilities	$13,460	$14,623
Bad debt allowance	1,180	987

Total current deferred tax assets	14,460	15,610
Less valuation allowance	(14,460)	(15,610)

Net current deferred tax assets	$—	$—

Long-term deferred tax assets (liabilities):
Net operating loss carry forwards	$115,526	$207,387
Texas margin tax credit	2,990	3,070
Alternative minimum tax credit carry forward, net	6,733	5,621
Partnership investment	(12)	(51)
Other	18	20
Installment sale	(396)	(396)

Total long-term deferred tax assets	124,859	215,651
Less valuation allowance	(122,259)	(213,008)

Net long-term deferred tax assets (liabilities)	$2,600	$2,643

As of December 31, 2013 and 2012, certain subsidiaries of ours have available federal net operating loss carryforwards (“NOLs”) totaling approximately $318.1 million and $586.5 million,

respectively. Generally, NOL carryforwards expire 20 years after the year in which they arise. Our NOLs will expire between 2016 and 2033. We also have alternative minimum tax (“AMT”) credit carry forwards, as of December 31, 2013 and 2012, in the gross amount of $7.0 million and $5.9 million, respectively, which do not expire. We maintain valuation allowances for our NOLs and AMT credit carry forwards as we believe the more-likely-than-not realization criteria are not met and therefore realization is not reasonably assured. When assessing the adequacy of the valuation allowance, the Company considers both anticipated reversals of deferred tax liabilities within applicable carryforward periods and other potential sources of taxable income within those periods. In 2013, we concluded that the likelihood of utilizing certain loss carryforwards in future periods was remote. Accordingly, we wrote off the deferred tax assets and associated valuation allowances relate to those carryforwards. The reduction in these deferred tax assets and related valuation allowances has no net impact our financial condition, results of operations or cash flows. The Company has open tax years dating back to 2010 (See Note 14).

The state of Texas imposes a margin tax, with an effective rate of 0.7%, based on the prior year’s Texas-sourced gross receipts, as defined, less a statutory percentage of available Texas margin tax credits. As of December 31, 2013 and 2012, we had approximately $3.0 million and $3.1 million, respectively, of Texas margin tax credits that meet the more-likely-than-not criteria to be recognized as a benefit against future margin tax. The credits are scheduled to be utilized annually over a period ending in 2026. This tax is treated as an income tax and accrued in the accounting period in which the taxable gross receipts are recognized.

The following is a reconciliation of the statutory federal income tax rate to the effective tax rate reported in the combined financial statements:

(In thousands)	2013	2012	2011

Statutory U.S federal income tax provision	35.0%	35.0%	35.0%
Income not subject to tax at the Predecessor Entities level	(33.9)	(34.5)	(34.8)
State income taxes	29.6	9.2	3.5
Foreign income taxes	2.4	2.5	—
Increase in AMT valuation allowances	7.1	2.8	—
Other, net	1.6	0.5	0.1

Effective income tax rate	41.8%	15.5%	3.8%